------------------------------  TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
General Contract                            Hartford, Connecticut 06183
Of Indemnity
(Commercial Contract - Form B)


We, the undersigned, hereinafter referred to, individually and/or collectively, as "Indemnitors," hereby request, have requested and/or will request TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, ST. PAUL FIRE AND MARINE INSURANCE COMPANY, any of their present or future direct or indirect parent companies, any of the respective present or future direct or indirect affiliates or subsidiaries of such companies and parent companies, and/or any of the aforementioned entities' successors or assigns, hereinafter referred to, individually and/or collectively, as "Company," to furnish bonds, undertakings, guarantees, and/or contractual obligations, including renewals and extensions thereof, executed or procured by Company, whether before or after the date of this Agreement, and bonds and undertakings for which Company has obligations as a result of an asset purchase, acquisition, merger or like transaction, hereinafter referred to, individually and/or collectively, as "Bond(s)." As an inducement therefore we make the following representations of fact, promises and agreements:

REPRESENTATIONS OF FACT:

1. In the transaction of business one, some or all of the Indemnitors are required, or may desire to give such Bond(s).

2. Indemnitors have a substantial, material and beneficial interest (a) in the obtaining of Bond(s) by any of the Indemnitors and (b) in the transaction(s) for which any other Indemnitor has applied or will apply to Company for Bond(s) pursuant to this General Contract of Indemnity, hereinafter referred to as "Agreement." It is understood that the purpose of this Agreement is to induce Company to furnish Bond(s); however, Company is under no obligation to furnish Bond(s) to Indemnitors.

3. Indemnitors have the full power and authority to execute, deliver and perform this Agreement and to carry out the obligations stated herein. Indemnitors further acknowledge and agree that (a) the execution, delivery and performance of this Agreement by such Indemnitors, (b) the compliance with the terms and provisions hereof, and (c) the carrying out of the obligations contemplated herein, do not, and will not, conflict with and will not result in a breach or violation of any terms, conditions or provisions of the charter documents or bylaws of such Indemnitors, or any law, governmental rule or regulation, or any applicable order, writ, injunction, judgment or decree of any court or governmental authority against Indemnitors, or any other agreement binding upon Indemnitors, or constitute a default thereunder.

PROMISES AND AGREEMENTS: In consideration of the furnishing of any such Bond, the forbearance of cancellation of any existing Bond(s) by Company, the assumption of obligations by Company of any Bond, and for other valuable consideration, Indemnitors hereby jointly and severally promise and agree as follows:

1. To pay all premiums for each Bond, as they fall due, until Company has been provided with competent legal evidence that the Bond has been duly discharged.

2. To indemnify and exonerate Company from and against any and all loss, cost and expense of whatever kind, including unpaid premiums, interest, court costs and counsel fees, as well as any expense incurred or sustained by reason of making any investigation which it may incur or sustain as a result of or in connection with the furnishing of Bond(s), the assumption of obligations of Company of Bond(s), and/or the enforcement of this Agreement, hereinafter referred to as "Loss." To this end Indemnitors promise:

     (a) To promptly reimburse Company for all sums paid on account of such Loss and it is agreed that (1) originals or photocopies of claim drafts, or of payment records, kept in the ordinary course of business, including computer printouts, verified by affidavit, shall be prima facie evidence of the fact and amount of such Loss, (2) Company shall be entitled to reimbursement for any and all disbursements made by it, under the belief that it was liable, or that such disbursement was necessary or expedient.

     (b) To deposit with Company, on demand, the amount of any reserve against such Loss which Company is required, or deems it prudent to establish whether on account of an actual liability or one which is, or may be, asserted against it and whether or not any payment for such Loss has been made.

3.   This Agreement shall apply to any and all Bond(s) furnished as follows:

     (a) If Company executes the Bond(s), procures the execution of Bond(s) by other sureties, executes Bond(s) with co-sureties and/or obtains reinsurance;

     (b) For or on behalf of any or all of the following:

         (1) Kukui'ula Development Company (Hawaii), LLC.

4. (a) The validity and effect of this Agreement shall not be impaired by and Company shall incur no liability on account of, and Indemnitors need not be notified of:

         (1) Company's failure or refusal to furnish Bond(s), including but not limited to final Bond(s) where Company has furnished a bid Bond.

         (2) Company's consent or failure to consent to changes in the terms and provisions of any Bond, or the obligation or performance secured by any Bond.

         (3) The taking, failing to take, or release of security, collateral, assignment, indemnity agreements and the like, as to any Bond.

         (4) The release by Company, on terms satisfactory to it, of any Indemnitors.

         (5) Information which may come to the attention of Company which affects or might affect its rights and liabilities or those of any of the Indemnitors.

     (b) The validity and effect of this Agreement shall not be impaired by and Company shall incur no liability on account of the cancellation or termination of any Bond(s).

5. Indemnitors shall have no rights of indemnity, contribution or right to seek collection of any other outstanding obligation against any other Indemnitors or their property until the obligations of the Indemnitors to Company under this Agreement have been satisfied in full.

6. Company shall have the right, in its sole discretion, (a) to deem this Agreement breached should any Indemnitors become involved in any agreement or proceeding of liquidation, receivership, bankruptcy, insolvency or creditor assignment, whether voluntarily or involuntarily, or should any Indemnitors, if an individual, die, or be convicted of a felony, become a fugitive from justice, or for any reason disappear and cannot immediately be found by Company by use of usual methods, and (b) to adjust, settle, compromise or defend any claim, demand, suit or judgment upon any Bond(s).

7. If Company has or obtains collateral or letters of credit, Company shall not have any obligations to release collateral or letters of credit or turn over the proceeds thereof until it shall have received a written release in form and substance satisfactory to Company with respect to each and every Bond. Any collateral or letters of credit provided to Company by any Indemnitor or any third party, or the proceeds thereof, may be applied to any Loss.

8. Indemnitors also understand and agree that their obligations remain in full force and effect for any Bond(s) issued pursuant to this Agreement, notwithstanding that the entity on whose behalf Bond(s) were issued has been sold, dissolved or whose ownership has been otherwise altered in any way.

9. This Agreement shall remain in full force and effect until terminated. Indemnitors may only terminate participation in this Agreement by providing written notice to the Company of Indemnitors' intent to terminate. Such notice shall be addressed to St. Paul Travelers Bond,
     Attention: Senior Vice President Commercial Surety, One Tower Square, Hartford, Connecticut 06183. Such notice of termination shall become effective thirty (30) days after Company's receipt of the same. The obligations and liability of Indemnitors giving such notice shall thereafter be limited to Bond(s) furnished before the effective date of the notice, which liability shall include any Bond(s) which were originally issued prior to the effective date of notice and renewed or otherwise extended subsequent to the notice or effective date of termination.

10. (a) As security for their obligations hereunder, Indemnitors grant to Company a security interest in the following properties, assets and rights of the Indemnitors (if any), wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

         (1) Any goods (including equipment and inventory) needed to complete any Bonded Contract;

         (2) Any general intangibles (including proprietary software) needed to complete any Bonded Contract;

         (3) All sums which are or may become payable in connection with any Bonded Contract.

     (b) For purposes of this agreement, "Bonded Contract" means an agreement of Kukui'ula Development Company (Hawaii), LLC for which Company executes a Bond, procures a Bond, assumes the obligations of a Bond, or has guaranteed performance.

11. This Agreement shall for all purposes constitute a Security Agreement for the benefit of Company in accordance with the Uniform Commercial Code ("UCC") and all similar statutes. In the event there is an act of default under any Bonded Contract, Indemnitors hereby irrevocably authorize Company, without notice to any Indemnitor, to perfect the security interest granted herein by filing either (a) this Agreement or a copy or other reproduction of this Agreement, and/or (b) any initial financing statements or amendments thereto that describe the collateral referred to in paragraph 10, and that contain any other information relating to any Indemnitor required by Part 5 of Article 9 of the UCC for the jurisdiction where such financing statement or amendment is filed. Company may add schedules or other documents to this agreement as necessary to perfect its rights. The failure to file or record this Agreement or any financing statement shall not release or excuse any of the obligations of Indemnitors under this Agreement.

12. Indemnitors agree that any of the following shall constitute an act of default:

     (a) Failure to perform the work of Bonded Contracts in timely and proper fashion, or to make payment when due of bills in connection therewith;

     (b) A declaration of default by any Bonded Contract owner;

     (c) Indemnitors become the subject of any agreement or proceeding of liquidation, receivership, bankruptcy, insolvency or creditor assignment, whether voluntarily or involuntarily;

     (d) Indemnitors, if an individual, die, or be convicted of a felony, become a fugitive from justice, or for any reason disappear and cannot immediately be found by the Company by use of usual methods;

     (e) The sustaining of Loss by Company under Bond(s); and/or

     (f) The establishment by Company of reserves against Loss in connection with Bond(s).

13. Whereas, the obligee or beneficiary under certain Bond(s) may make a demand for payment ("Demand") against the Bond(s). When such Demand is made, Company must pay the amount of the Demand, not to exceed the penal sum of the Bond(s), as well as all necessary fees, within the time period required by the Demand. Under such Bond(s), Company, with the knowledge and consent of the Indemnitors, has expressly waived all defenses to making such payment. If the Indemnitors receive notice from Company that a Demand has been made against the Bond(s) by the obligee or beneficiary, Indemnitors will, at least three (3) business days before payment of such Demand is due the obligee, pay Company the full amount of the Demand, which amount shall not exceed the penal sum of the Bond, as well as all necessary fees. Such payment will be made by wire transfer or otherwise in immediately available funds to the bank account specified in the notice provided to the Indemnitors by Company. The Indemnitors waive, to the fullest extent permitted by applicable law, each and every right which they may have to contest such payment. Failure to make payment to Company as herein provided shall cause the Indemnitors to be additionally liable for any and all costs and expenses, including but not limited to attorney's fees, incurred by Company in enforcing this Agreement, together with interest on unpaid amounts due Company. Interest shall accrue, commencing the date Company pays the amount of the Demand, at 110% of the prime rate of interest in effect on December 31 of the previous calendar year as published in the Wall Street Journal. Indemnitors stipulate and agree that the Company will suffer immediate irreparable harm and will have no adequate remedy at law should Indemnitors fail to perform this obligation, and therefore Company shall be entitled to specific performance of this obligation.

14. Indemnitors hereby expressly authorize Company to access credit records and to make such pertinent inquiries as may be necessary from third party sources for underwriting purposes, claim purposes and/or debt collection. To the extent required by law, Company will, upon request, provide notice whether or not a consumer report has been requested by Company, and if so, the name and address of the consumer reporting agency furnishing the report.

15. In the event of a claim or notice of a potential claim, Company shall have the right, at all times, to reasonable access to the books, records, and accounts of the Indemnitors for the purpose of examining the same.

16. Company may furnish copies of any and all statements, agreements, financial statements and any information which it now has or may hereafter obtain concerning Indemnitors, to other persons or companies for the purpose of procuring co-suretyship or reinsurance.

17. A duplicate or facsimile copy or electronic reproduction of the original document shall have the same force and effect as the original.

18. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

19. If any provision or portion of this Agreement shall be unenforceable, this Agreement shall not be void, but shall be construed and enforced with the same effect as though such provision or portion were omitted.

20. This Agreement is in addition to and not in lieu of any other agreements and obligations undertaken in favor of Company, whether now existing or entered into hereafter.

21. The rights and remedies afforded to Company by the terms of this Agreement can only be impaired by a written rider to this Agreement signed by an authorized employee of the Company.

22. Company's failure to act to enforce any or all of its rights under this Agreement shall not be construed as a waiver of these rights.

23. The date of this agreement shall be the earliest date any Indemnitor executes this Agreement.

24. Special Provisions: Any suit on this Agreement shall be brought in a court of competent jurisdiction in Honolulu, Hawaii, and indemnitors consent to such venue and jurisdiction and agree that the laws of the State of Hawaii, exclusive of its conflict of laws principles, shall govern such litigation.

WE HAVE READ THIS CONTRACT OF INDEMNITY CAREFULLY. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS WHICH IN ANY WAY LESSEN OUR OBLIGATIONS AS ABOVE SET FORTH. IN TESTIMONY HEREOF, THE INDEMNITORS HAVE SET THEIR HANDS AND FIXED THEIR SEALS AS SET FORTH BELOW.

--------------------------------------------------------------------------------
If Indemnitor a Corporation, Limited Liability Company, Partnership,
or Trust sign below:
--------------------------------------------------------------------------------

Instructions: All signatures must be notarized. If the entity is: 1) a Corporation, the Secretary and an Authorized Officer should sign on behalf of the Corporation; 2) a Limited Liability Company, the Manager or Member(s) should sign on behalf of the LLC; 3) a Partnership, the Partner(s) should sign on behalf of the Partnership; or 4) a Trust, all Trustees should sign. Two signatures are required for all entities except where otherwise instructed by Company.

Each of the undersigned hereby affirms to Company as follows: I am a secretary or a duly authorized officer, manager or official of the business entity Indemnitor on whose behalf I am executing this Agreement. In such capacity I am familiar with all of the documents which set forth and establish the rights which govern the affairs, power and authority of such business entity including, to the extent applicable, the certificate or articles of incorporation, bylaws, corporate resolutions, and partnership, operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, I hereby affirm that such entity has the power and authority to enter into this Agreement and that I am duly authorized to execute this Agreement on behalf of said entity.

Kukui'Ula Development Company (Hawaii), LLC   71-0883454
-------------------------------------------   ----------------------------------
Indemnitor - Corporation, Limited Liability   (Federal Tax ID)    Month/Day/Year
Company, Partnership, or Trust (circle one)

By:  DMB Kukui'Ula, LLC, an Arizona limited
     liability company, Member
By:  DMB Communities, LLC, an Arizona limited
     liability company, its Sole Member
By:  DMB Associates, Inc., an Arizona
     Corporation, its manager


By                                            By
(Seal)  /s/ Andrew Beams                      (Seal)  /s/ Mary S. Alexander
--------------------------------------        ----------------------------------
     (Signature of Authorized Officer)         (Signature of Authorized Officer)

Andrew Beams,  Vice President                 Mary S. Alexander, Vice President
--------------------------------------        ----------------------------------
        (Print or Type Name and Title)            (Print or Type Name and Title)
7600 East  Double Tree Ranch Road             Arizona
Suite 300,
Scottsdale, AZ 85258
--------------------------------------        ----------------------------------
                             (Address)        (State of Incorporation/Formation)

ACKNOWLEDGEMENT
STATE OF ARIZONA           County of MARICOPA


On this 14th day of June, 2006, before me personally appeared Andrew Beams, known or proven to me to be the Vice President of the (Corporation, Limited Liability Company, Partnership, or Trust (circle one); hereinafter referred to as "Entity") and Mary Alexander, known or proven to me to be the Vice President of the Entity executing the above instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of said Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

                               /s/ Vanessa Muir
                               -------------------------------------------------
                               Notary Public             (signature)

                               Vanessa Muir
                               -------------------------------------------------
                               Notary Public             (print or type)

                               Notary Public residing at:  Maricopa County, AZ


                               Commission expires:  August 10, 2007

DMB Kukui'Ula LLC, an Arizona limited
liability company                             86-0877780
-------------------------------------------   ----------------------------------
Indemnitor - Corporation, Limited Liability   (Federal Tax ID)    Month/Day/Year
Company, Partnership, or Trust (circle one)

By:  DMB Communities LLC, an Arizona
     liability company, its sole Member
By:  DMB Associates, Inc., an Arizona
     Corporation, its manager


By                                            By
(Seal)  /s/ Andrew Beams                      (Seal)  /s/ Mary S. Alexander
--------------------------------------        ----------------------------------
     (Signature of Authorized Officer)         (Signature of Authorized Officer)

Andrew Beams,  Vice President                 Mary S. Alexander, Vice President
--------------------------------------        ----------------------------------
        (Print or Type Name and Title)            (Print or Type Name and Title)
7600 East  Double Tree Ranch Road             Arizona
Suite 300,
Scottsdale, AZ 85258
--------------------------------------        ----------------------------------
                             (Address)        (State of Incorporation/Formation)

ACKNOWLEDGEMENT
STATE OF ARIZONA           County of MARICOPA


On this 14th day of June, 2006, before me personally appeared Andrew Beams, known or proven to me to be the Vice President of the (Corporation, Limited Liability Company, Partnership, or Trust (circle one); hereinafter referred to as "Entity") and Mary Alexander, known or proven to me to be the Vice President of the Entity executing the above instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of said Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

                               /s/ Vanessa Muir
                               -------------------------------------------------
                               Notary Public             (signature)

                               Vanessa Muir
                               -------------------------------------------------
                               Notary Public             (print or type)

                               Notary Public residing at:  Maricopa County, AZ


                               Commission expires:  August 10, 2007

DMB Communities LLC, an Arizona limited
liability company                             86-087780
-------------------------------------------   ----------------------------------
Indemnitor - Corporation, Limited Liability   (Federal Tax ID)    Month/Day/Year
Company, Partnership, or Trust (circle one)

By:  DMB Associates, Inc., an Arizona
     Corporation, its manager


By                                            By
(Seal)  /s/ Andrew Beams                      (Seal)  /s/ Mary S. Alexander
--------------------------------------        ----------------------------------
     (Signature of Authorized Officer)         (Signature of Authorized Officer)

Andrew Beams,  Vice President                 Mary S. Alexander, Vice President
--------------------------------------        ----------------------------------
        (Print or Type Name and Title)            (Print or Type Name and Title)
7600 East  Double Tree Ranch Road             Arizona
Suite 300,
Scottsdale, AZ 85258
--------------------------------------        ----------------------------------
                             (Address)        (State of Incorporation/Formation)

ACKNOWLEDGEMENT
STATE OF ARIZONA           County of MARICOPA


On this 14th day of June, 2006, before me personally appeared Andrew Beams, known or proven to me to be the Vice President of the (Corporation, Limited Liability Company, Partnership, or Trust (circle one); hereinafter referred to as "Entity") and Mary Alexander, known or proven to me to be the Vice President of the Entity executing the above instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of said Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

                               /s/ Vanessa Muir
                               -------------------------------------------------
                               Notary Public             (signature)

                               Vanessa Muir
                               -------------------------------------------------
                               Notary Public             (print or type)

                               Notary Public residing at:  Maricopa County, AZ


                               Commission expires:  August 10, 2007

Alexander & Baldwin, Inc.                     99-0032630
-------------------------------------------   ----------------------------------
Indemnitor - Corporation, Limited Liability   (Federal Tax ID)    Month/Day/Year
Company, Partnership, or Trust (circle one)


By                                            By
(Seal) /s/ Nelson N. S. Chun                  (Seal) /s/ Alyson J. Nakamura
-------------------------------------------   ----------------------------------
          (Signature of Authorized Officer)    (Signature of Authorized Officer)

Nelson N. S. Chun     Senior Vice President   Alyson J. Nakamura       Secretary
-------------------------------------------   ----------------------------------
             (Print or Type Name and Title)       (Print or Type Name and Title)
822 Bishop Street, Honolulu, HI  96813        Hawaii
-------------------------------------------   ----------------------------------
                                  (Address)   (State of Incorporation/Formation)

ACKNOWLEDGEMENT
STATE OF HAWAII            City and County of Honolulu


On this 13th day of June, 2006, before me personally appeared Nelson N. S. Chun, known or proven to me to be the Senior Vice President of the (Corporation, Limited Liability Company, Partnership, or Trust (circle one); hereinafter referred to as "Entity") and alyson J. Nakamura, known or proven to me to be the Secretary of the Entity executing the above instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of said Entity. IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

                               /s/ Patricia M. Kono
                               -------------------------------------------------
                               Notary Public             (signature)

                               Patricia M. Kono
                               -------------------------------------------------
                               Notary Public             (print or type)

                               Notary Public residing at: Honolulu, Hawaii


                               Commission expires: 10/1/08